Exhibit 99.1

Report of Independent Registered Public Accounting Firm

To the Shareholders
MedCareers Group, Inc.
Atlanta, Georgia

We have audited the accompanying statements of assets and liabilities as of December 31, 2009 and 2008 and statements of combined revenues and direct operating expenses of the workabroad.com website purchased by MedCareers Group, Inc. from Steve Ellsberg (“Workabroad.com Website”) for the years ended December 31, 2009 and 2008.  These financial statements are the responsibility of MedCareers Group, Inc.'s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in MedCareers Group, Inc.'s Form 8-K and are not intended to be a complete financial presentation of the website described above.

In our opinion, the financial statements referred to above presents fairly, in all material respects, the assets and liabilities and combined revenues and direct operating expenses of the workabroad.com website purchased by MedCareers Group, Inc. for the periods described above, in conformity with accounting principles generally accepted in the United States.

/s/ GBH CPAs, PC
GBH CPAs, PC
www.gbhcpas.com
Houston, Texas
August 10, 2010

Statements of Assets and Liabilities of the
Workabroad.com Website Purchased by MedCareers Group, Inc.

	As of December 31,
	2009	2008

Assets

Receivables	$919	$1,004

Total Assets	$919	$1,004

Liabilities

Liabilities	$-	$-

Net Assets	$919	$1,004

See accompanying notes.

Statements of Combined Revenues and Direct Operating Expenses of the
Workabroad.com Website Purchased by MedCareers Group, Inc.

	For the Year Ended December 31,
	2009	2008

Revenues	$13,081	$3,380

Direct operating expenses	8	8

Excess of revenues over direct operating expenses	$13,073	$3,372

See accompanying notes.

Notes to Statements Assets and Liabilities and Statements of Combined Revenues and Direct Operating Expenses of the Workabroad.com Website

(1) The Website

On August 10, 2010, MedCareers Group, Inc. (“MedCareers") acquired the workabroad.com website from Steve Ellsberg (“Workabroad.com Website”).  Workabroad.com is a portal for a variety of job related postings and focuses on international opportunities for job seekers who live outside of the United States.  The purchase price is $225,000; on March 8, 2010, the Company paid the required 10% down payment of $22,500.  The remaining balance of $202,500 will be payable in monthly installments of $2,248 at an interest rate of 6% per annum.  The balance of all unpaid principal and interest will be due 36 months after closing of the transaction which will occur upon the completion of the audit and execution of definitive agreements.  Effective March 12, 2010, the Company receives all of the revenue generated from Workabroad.com and shall continue to receive all such revenue as long as timely payments are made pursuant to the agreement.  The revenue received from March 12, 2010 through August 10, 2010 is an adjustment to the purchase price.

(2) Basis of Presentation

During the periods presented, the Workabroad.com Website were not accounted for or operated in accordance with generally accepted accounting principles.  The seller accounted for the operations in connection with several other websites.  Accordingly, full separate financial statements prepared in accordance with generally accepted accounting principles do not exist and are not practicable to obtain in these circumstances.

Accounts receivable, revenues and direct operating expenses included in the statements of assets and liabilities and the statements of combined revenues and direct operating expenses of the Workabroad.com Website Purchased by MedCareers Group, Inc. are presented on the accrual basis of accounting and in accordance with generally accepted accounting principles.  Depreciation, amortization, interest, general and administrative expenses and corporate income taxes have been excluded.  The financial statements presented are not indicative of the results of operations of the acquired website going forward due to changes in the business and inclusion of the above mentioned expenses.

(3) Commitments and Contingencies

MedCareers is not aware of any legal, environmental or other commitments or contingencies that would have a material effect on the statements of assets and liabilities and the statements of revenues and direct operating expenses.

Statements of Assets and Liabilities of the
Workabroad.com Website Purchased by MedCareers Group, Inc.
(unaudited)

March 31, 2010

Assets

Receivables	$942

Total Assets	$942

Liabilities

Liabilities	$-

Net Assets	$942

See accompanying notes.

Statements of Combined Revenues and Direct Operating Expenses of the
Workabroad.com Website Purchased by MedCareers Group, Inc.
(unaudited)

	For the Three Months Ended March 31,
	2010	2009

Revenues	$3,069	$3,210

Direct operating expenses	3	3
Excess of revenues over direct operating expenses	$3,066	$3,207

See accompanying notes.

Notes to Statements Assets and Liabilities and Statements of Combined Revenues and Direct Operating Expenses of the Workabroad.com Website
(unaudited)

(1) The Website

On August 10, 2010, MedCareers Group, Inc. (“MedCareers") acquired the workabroad.com website from Steve Ellsberg (“Workabroad.com Website”).  Workabroad.com is a portal for a variety of job related postings and focuses on international opportunities for job seekers who live outside of the United States.  The purchase price is $225,000; on March 8, 2010, the Company paid the required 10% down payment of $22,500.  The remaining balance of $202,500 will be payable in monthly installments of $2,248 at an interest rate of 6% per annum.  The balance of all unpaid principal and interest will be due 36 months after closing of the transaction which will occur upon the completion of the audit and execution of definitive agreements.  Effective March 12, 2010, the Company receives all of the revenue generated from Workabroad.com and shall continue to receive all such revenue as long as timely payments are made pursuant to the agreement.  The revenue received from March 12, 2010 through August 10, 2010 is an adjustment to the purchase price.

(2) Basis of Presentation

During the periods presented, the Workabroad.com Website were not accounted for or operated in accordance with generally accepted accounting principles.  The seller accounted for the operations in connection with several other websites.  Accordingly, full separate financial statements prepared in accordance with generally accepted accounting principles do not exist and are not practicable to obtain in these circumstances.

Accounts receivable, revenues and direct operating expenses included in the statements of assets and liabilities and the statements of combined revenues and direct operating expenses of the Workabroad.com Website Purchased by MedCareers Group, Inc. are presented on the accrual basis of accounting and in accordance with generally accepted accounting principles.  Depreciation, amortization, interest, general and administrative expenses and corporate income taxes have been excluded.  The financial statements presented are not indicative of the results of operations of the acquired website going forward due to changes in the business and inclusion of the above mentioned expenses.

(3) Commitments and Contingencies

MedCareers is not aware of any legal, environmental or other commitments or contingencies that would have a material effect on the statements of assets and liabilities and the statements of revenues and direct operating expenses.